                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use and the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 20, 1998 appearing on page F-2 of Eagle USA Airfreight, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.






PRICEWATERHOUSECOOPERS LLP
July 29, 1999
Houston, Texas